UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

MYSEUM.AI, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

65 Church Street, Suite 230

New Brunswick, NJ 08901

(Address of principal executive offices, including ZIP code)

(732) 374-3529

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value	MYSE	The Nasdaq Stock Market LLC
Series A Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $49.80	MYSEW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

On September 21, 2026, Myseum,AI, Inc. (the “Company”) entered into a Second Amendment to Sales Agreement (the “Second Amendment”) with The Benchmark Company, LLC or Benchmark, which Second Amendment amends that certain Sales Agreement dated February 10, 2025 as amended by that certain First Amendment to Sales Agreement dated February 6, 2026 (as amended, the “Sales Agreement”).to assign Benchmark’s obligations under the Sales Agreement to StoneX Financial Inc., an affiliate of Benchmark. All references to “The Benchmark Company, LLC” as the “Sales Agent” in the Sales Agreement are hereafter be deemed to refer to StoneX Financial Inc., an SEC-registered broker-dealer and member of FINRA and SIPC. The defined term “Sales Agent” as used in the Sales Agreement shall mean StoneX Financial Inc.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On September 21, 2026, the Company filed Amendment No. 2 to the prospectus supplement dated February 6, 2026 and filed with the Securities and Exchange Commission (the “Commission”) on February 6, 2026, as supplemented by Amendment No. 1 to the prospectus supplement dated April 23, 2026 and filed with the Commission on April 23, 2026 to reflect the Company’s entry into the Second Amendment with Benchmark reflect Benchmark’s assignment of its rights, interests, and obligations under the Sales Agreement StoneX Financial Inc., an affiliate of Benchmark.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1	Second Amendment to Sales Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2026	MYSEUM.AI, INC.

/s/ Darin Myman
Darin Myman
Chief Executive Officer

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